UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): September 8, 2006 (September 1, 2006)
QUOVADX, INC.
(Exact name of Registrant as Specified in its Charter)

Delaware	000-29273	85-0373486

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)
7600 E. Orchard Road, Suite 300-S, Greenwood Village, CO 80111
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (303) 488-2019
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
     Consulting Agreement
     Effective September 1, 2006, Mark S. Rangell resigned as Executive Vice President, Marketing and Corporate Services, of Quovadx, Inc., a Delaware corporation (the “Company” or “Registrant”). As of the effective date of his resignation, his Executive Employment Agreement with the Company was terminated with no further force or effect, and all vesting on Mr. Rangell’s outstanding options and restricted stock ceased.
     Effective September 5, 2006, the Company entered into a Consulting Agreement (“Consulting Agreement”) with Mr. Rangell, providing for the Company’s retention of Mr. Rangell as a consultant to provide advisory services to the Company in respect of the Company’s historical operations and activities. The Consulting Agreement is effective through December 31, 2006, unless earlier terminated.
     Under the Consulting Agreement, the Company agreed to pay Mr. Rangell a fee of $2,500 per month for 10 hours of services per month, plus reimbursement of all reasonable expenses incurred by him in rendering his services. Additionally, Mr. Rangell agreed to various restrictive covenants, and provided a general release of claims in favor of the Company.
     A copy of Mr. Rangell’s Consulting Agreement is attached to this Form 8-K as Exhibit 10.1 and is incorporated herein by reference. The summary of material terms of Mr. Rangell’s Consulting Agreement set forth above is qualified in its entirety by reference to the Consulting Agreement between the Company and Mr. Rangell, which is attached as Exhibit 10.1.
     Executive Transaction Bonus Plan
     The Executive Transaction Bonus Plan, adopted by the Company’s Board of Directors and filed with the Securities and Exchange Commission on Form 8-K on August 31, 2006 (the “Plan”), contains the potential for the Company’s Chief Executive Officer and five other executive officers, Afshin Cangarlu, Cory Isaacson, Matthew Pullam, Linda Wackwitz and Thomas Zajac, to earn individual awards upon the sale of the Company or a specific division. The Plan establishes a bonus pool of 1.7% of the aggregate sale price of any one or series of eligible transactions. Mr. Wagner would receive 0.7% of the bonus pool. The other five executives would share 1.0% of the bonus pool in varying amounts depending on the nature of the transaction. Additionally, in the event the aggregate sale price exceeds certain established price thresholds, the bonus pool could be augmented so that Mr. Wagner could earn additional amounts.
Item 1.02 Termination of a Material Definitive Agreement.
     The information required by this item regarding the termination of Mr. Rangell’s Executive Employment Agreement is included in Item 1.01 of this Form 8-K and is incorporated by reference into this Item 1.02.
Item 9.01 Financial Statements and Exhibits.
(c) Exhibits.

Exhibit
Number	Exhibit

10.1	Consulting Agreement dated September 5, 2006 between Quovadx, Inc. and Mark S. Rangell

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUOVADX, INC.
Date: September 8, 2006
/s/ Linda K. Wackwitz

Linda K. Wackwitz Secretary

EXHIBIT INDEX

Exhibit
Number	Exhibit

10.1	Consulting Agreement dated September 5, 2006 between Quovadx, Inc. and Mark S. Rangell